 EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aura Systems, Inc. (the "Company")
on Form 10-K/A for the period ended February 28, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Neal F.
Meehan, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d)
of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods indicated.

/s/ Neal F. Meehan
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Neal F. Meehan
Chairman & Chief Executive Officer
August 17, 2004